For immediate release

VII Peaks-KBR BDC II INCREASEs PUBLIC OFFERING PRICE

AND DECLAREs SECOND SPECIAL DISTRIBUTION

Increase Due To Upside Generated From Successful Refinancings

San Francisco, CA – March 1, 2013 – On February 27, 2013, the Board of Directors of VII Peaks-KBR Co-Optivist Income BDC II, Inc. (the “Company”) authorized the following actions:

Public Offering Price Increase

Due to recent upside generated from successful refinancings of portfolio companies, the share price for new investments was increased from $10.00 per share to $10.15 per share, effective for the February 28, 2013 close and onwards.

The purpose of the price increase was to ensure that the Company's net asset value (“NAV”) per share did not exceed its offering price per share, after deducting selling commissions and dealer manager fees, as required by the Investment Company Act of 1940, as amended.

Annualized Yield Continued at 7.35% for New Investors and Increased to 7.46% for Existing Investors

Maintaining an annualized yield of 7.35% for the new investors based on the share price of $10.15, and increasing the annualized yield to 7.46% for investors based on the share price of $10.00, the Company increased the amount of the regular semi-monthly cash distribution payable to stockholders of record to $0.031084 per share, to stockholders of record on February 27, 2013, payable March 15, 2013, stockholders of record on March 14, 2013, payable March 29, 2013, stockholders of record March 28, 2013, payable April 15, and stockholders of record on April 12, 2013, payable on April 30, 2013.

Second Special Distribution

A $0.077 per share special cash distribution was authorized and declared by the Company, to be paid to stockholders of record at the close of business February 27, 2013, payable on March 15, 2013.

8.12% represents the total annualized return, including the current and one-time special distributions.

This is the second special distribution declared by the Company. The first special distribution was declared to stockholders of record at the close of business December 27, 2012, payable on January 17, 2013.

8.99% represents the total annualized return, since the commencement of operations, including the current and special distributions, produced without using any leverage in a short duration portfolio.

"We are encouraged by the success of our unique Co-OptivistTM strategy, including both the growth of assets from our restructured bonds and the increasing distributions from our investments," said Gurpreet Chandhoke, Chief Executive Officer of the Company. “The fact that we are able to provide these benefits to our stockholders without employing any leverage and in a short duration portfolio averaging less than three years, differentiates us from others in the market and should serve to help our clients diversify their portfolios."

About VII Peaks-KBR Co-Optivist Income BDC II

VII Peaks-KBR Co-OptivistTM Income BDC II, Inc. (the “Company”) is a publicly registered non-traded business development company (BDC) that intends to primarily invest in discounted traded corporate debt securities of public and private companies that have solid business fundamentals and business prospects, including historical revenue growth, positive cash flow and sufficient asset coverage, but also a perceived risk of near term liquidity issues based on their maturing debt.

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255 Shoreline Drive, Suite 428 | Redwood City, CA 94065 | 877-7000-KBR | info@viipeaks-kbr.com | viipeaks-kbr.com

The Company anticipates providing regular distributions to investors from income generated by our investments in debt securities, while actively working with the target company’s management to restructure the underlying debt to generate potential event-driven upside.

About VII Peaks Capital

VII Peaks Capital is an investment management firm that currently serves as a sub-advisor to a number of separate managed accounts managed by large global financial institutions. The Principals of VII Peaks have experience in underwriting and issuing debt products that include high-yield, bank debt and convertible debt and have acted as financial advisers to private equity funds, venture capital firms and corporations in mergers and acquisitions, recapitalization and corporate finance transactions, and have served as principal investors in private equity and leveraged buyout transactions.

About KBR Capital Partners

KBR Capital Partners is an innovative alternative investments firm that employs a collaborative joint venture, institutional, multi-manager strategy to diligently deliver a diversified and distinctive array of low-correlated dividend-based investment opportunities to individual investors.

Certain Information About Distributions

The determination of the tax attributes of VII Peaks-KBR Co-Optivist Income BDC II, Inc’s distributions is made annually as of the end of VII Peaks-KBR Co-Optivist Income BDC II, Inc’s fiscal year based upon its taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. VII Peaks-KBR Co-Optivist Income BDC II, Inc. intends to update shareholders quarterly with an estimated percentage of its distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV.

The payment of future distributions on VII Peaks-KBR Co-Optivist Income BDC II, Inc’s common shares is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

Forward Looking Statements

This press release may contain certain forward-looking statements, including statements with regard to the future performance of the Company. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. Forward-looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns. The words "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would," and similar expressions are intended to identify forward looking statements, although not all forward-looking statements contain these identifying words. Factors that might cause such differences include, but are not limited to: the impact of current and future regulation; the impact of credit rating changes; the effects of competition; the ability to attract, develop and retain executives and other qualified employees; changes in general economic or market conditions; and other factors, many of which are beyond our control, including other factors included in our reports filed with the SEC, particularly in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, each as filed with the SEC, as such Risk Factors may be updated from time to time in subsequent reports. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Securities offered through KBR Capital Markets, LLC, member FINRA/SIPC. 255 Shoreline Drive, Suite 428, Redwood City, CA 94065. 877-700-0527.

For information contact:

877-7000-KBR (527)

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255 Shoreline Drive, Suite 428 | Redwood City, CA 94065 | 877-7000-KBR | info@viipeaks-kbr.com | viipeaks-kbr.com